                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 1996
                                                 -------------------------------

                                 EQUIMED, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

   Delaware                            0-27456                    25-1668112
--------------------------------------------------------------------------------
(State or Other                 (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation                                Identification No.)

      3754 LaVista Road
      Tucker, Georgia                               30084-5637
--------------------------------------------------------------------------------
   (Address of Principal                            (Zip Code)
    Executive Offices)

                                 (404)320-6211
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
--------------------------------------------------------------------------------

         (Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events

         On October 7, 1996, EquiMed, Inc. (the "Company" or "EquiMed") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Physicians Resource Group, Inc., a Delaware corporation ("PRG"), and PRG's wholly-owned subsidiary, PRG Georgia, Inc., a Delaware corporation ("PRG Georgia"), providing for the sale by the Company and the purchase by PRG Georgia of the ophthalmology physician practice management and ambulatory surgery center business of the Company (the "Ophthalmology Business"), including all items of personal property and other assets used in connection with such business and the Company's ownership interest in certain subsidiaries involved in the Ophthalmology Business (the "Transaction"). The consideration to be provided by PRG Georgia to the Company at closing is $54,563,000 in cash plus the assumption of an estimated $14,300,000 of the Company's liabilities related to the Ophthalmology Business, and a further contingent cash amount to be provided no later than May 15, 1997 based upon additional acquisitions of medical practices or centers related to the Ophthalmology Business by the Company, PRG Georgia or another wholly-owned subsidiary of PRG, which acquisitions are consummated by April 30, 1997 and satisfy certain conditions as provided in the Purchase Agreement (the "Contingent Consideration"). The consummation of the Transaction is subject to receipt of all necessary regulatory and other third party approvals and other customary conditions. Each of the parties has certain rights to terminate the Transaction under certain circumstances, including among others, the right of PRG Georgia to terminate at any time prior to November 6, 1996 if, in its sole discretion, its due diligence reveals certain material adverse conditions with respect to the Ophthalmology Business, and the right of either PRG Georgia or the Company to terminate the Transaction if it is not consummated by November 30, 1996, as provided in the Purchase Agreement.

     If the Company were to receive only the minimum consideration of $54,563,000 in cash and elimination of an estimated $14,300,000 in liabilities related to the probable disposition of the Ophthalmology Business, then an after-tax loss of approximately $34,142,000 would be incurred. This loss however, will be reduced by any Contingent Consideration received by the consummation of additional acquisitions of medical practices and centers by April 30, 1997. The Company will recognize any such Contingent Consideration when realized.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information

                                 EQUIMED, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma balance sheet as of June 30, 1996 and the related unaudited pro forma statement of operations for the six months ended June 30, 1996 have been prepared to give effect to the probable disposition of the Ophthalmology Business by the Company, as if the Transaction had been consummated as of June 30, 1996 with respect to the balance sheet, and January 1, 1996 with respect to the statement of operations. These pro forma statements do not necessarily reflect the financial position and results of operations as they would have been if the Company had completed this disposition on the dates indicated above. This unaudited pro forma financial information should be read in conjunction with the financial statements and notes of the Company.

     EquiMed's statement of operations for the year ended December 31, 1995, does not include any results of operations of the Ophthalmology Business, as this business was acquired in February 1996 in a business combination accounted for as a purchase. Accordingly, an unaudited pro forma statement of operations for the year ended December 31, 1995 is not presented.

                                 EQUIMED, INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1996
                                 (IN THOUSANDS)



                                                  PRO FORMA
                                   ACTUAL        ADJUSTMENTS           PRO FORMA
                                 ---------      -------------         -----------
Assets
Current Assets:
 Cash and cash equivalents      $   3,464       $   53,133   (A)     $  43,318
                                                   (13,279)  (B)
 Accounts receivable               15,927          (10,346)  (A)         5,581
 Receivables from
  affiliates                          569                -                 569
 Prepaid expenses and other
  affiliates                        2,506           (1,372)  (A)         1,134
 Deferred income taxes                680                -                 680
                                ---------                            ---------
   Total current assets            23,146                               51,282

Property and equipment, net        19,220           (7,551)  (A)        11,669
Goodwill                           37,674          (37,674)  (A)             -
Services agreements                36,638          (31,459)  (A)         5,179
Non-compete agreements              1,651           (1,605)  (A)            46
Patient records                     1,793           (1,756)  (A)            37
Other assets                        1,175             (742)  (A)           433
Deferred income taxes                 273                -                 273
                                ---------       ----------           ---------
                                $ 121,570       $  (52,651)          $  68,919
                                =========       ==========           =========

Liabilities and stockholders'
 equity
Current liabilities:
 Accounts payable               $   1,713       $     (166)  (A)     $   1,547
 Accrued salaries and
  professional fees                 4,053           (1,826)  (A)         2,227
 Other accrued expenses             4,710           (2,504)  (A)         2,206
 Income taxes payable               5,675            9,079   (C)        14,754
 Current portion of long-term
  debt and obligations under
   capital leases                  15,987             (900)  (A)         1,808
                                                   (13,279)  (B)
                                ---------                            ---------
   Total current
    liabilities                    32,138                               22,542

Long-term debt and capital
 lease obligations                 14,108           (8,793)  (A)         5,315
Deferred income taxes               2,210                -               2,210
Minority interests                  1,534             (120)  (A)         1,414
Stockholders' equity:
  Preferred stock                       -                -                   -
  Common stock                     82,178                -              82,178
  Additional paid-capital           1,760                -               1,760
  Accumulated deficit             (12,358)         (34,142)            (46,500)
                                ---------       ----------           ---------
                                   71,580                               37,438
                                ---------                            ---------
                                $ 121,570       $  (52,651)          $  68,919
                                =========       ==========           =========

                                 EQUIMED, INC.
                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET



 (A) To record (i) cash received (net of transaction costs), (ii) elimination of net assets of the Ophthalmology Business, and (iii) loss incurred in connection with the disposition of the Ophthalmology Business as of June 30, 1996. Consideration received, without giving effect to contingent consideration which may be received, consisted of $53,564,000 in cash and elimination of an estimated $14,300,000 in liabilities. The book value as of June 30, 1996 of assets to be sold was $92,500,000. Transaction costs are approximately $1,430,000. Computation of the loss on disposal of the Ophthalmology Business is as follows:


            Cash proceeds                                 $ 54,563,000
            Less:  Transaction costs                        (1,430,000)
                                                          ------------
            Net cash proceeds                               53,133,000
            Less:  Net assets of Ophthalmology Business    (78,196,000)
                                                          ------------
            Loss before income taxes                       (25,063,000)
            Provision for income taxes                      (9,079,000)
                                                          ------------
            Net loss on disposition                       $(34,142,000)
                                                          ============


 (B) To record the payoff of an EquiMed revolving credit facility utilizing the cash proceeds from the disposition of the Ophthalmology Business.

 (C) To record income taxes payable in connection with the disposition of the Ophthalmology Business. The Company has provided for income taxes of $9,079,000 because of a permanent difference in the carrying amount of assets sold for tax and financial reporting purposes.

                                 EQUIMED, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              PRO FORMA
                                              ACTUAL         ADJUSTMENTS           PRO FORMA
                                            --------       -------------         -----------

Net revenues                                $ 50,142       $     (22,755)(A)     $    27,387

Costs and Expenses:
 Professional fees and expenses               13,261              (6,582)(A)           6,679
 Treatment and support services               18,579             (10,019)(A)           8,560
 General and administrative expenses           5,875              (2,546)(A)           3,329
 Depreciation and amortization                 3,068              (1,418)(A)           1,650
 Interest expense                              1,717                (241)(B)           1,118
                                                                    (358)(C)
 Other incomes, net                             (280)                 13 (A)            (267)
                                            --------       -------------         -----------
Total costs and expenses                      42,220             (21,151)             21,069

Income from operations                         7,922              (1,604)              6,318

Minority interest                                281                 (38)(A)             243
Loss on sale of Ophthalmology Business            --              25,063 (A)          25,063
                                            --------       -------------         -----------
Income (loss) before income taxes and
 extraordinary item                            7,641             (26,629)            (18,988)

Provision for income taxes:
 Income tax expense                            3,145               9,079 (D)          11,316
                                                                    (908)(E)
 Cumulative adjustment to establish deferred
  income taxes for change in tax status        1,277                  --               1,277
                                            --------       -------------         -----------
                                               4,422               8,171              12,593
                                            --------       -------------         -----------

Income (loss) before extraordinary item     $  3,219       $     (34,800)        $   (31,581)
                                            ========       =============         ===========


Net income (loss) per share                 $   0.12                             $     (1.18)
                                            ========                             ===========

Weighted average common shares
 and equivalents                              26,867                                  26,867
                                            ========                             ===========


                                 EQUIMED, INC.
             NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS



 (A) To eliminate the Ophthalmology Business results of operations for the six months ended June 30, 1996.

 (B) To reduce interest expense on long-term debt and capital lease obligations assumed by the acquiring entity. The interest expense adjustment is based on actual interest expense of $241,000. Borrowings were at an average interest rate of approximately 6.4%.

 (C) Adjusts interest expense based on the use of proceeds from the disposition of the Ophthalmology Business to reduce borrowings on an EquiMed revolving credit facility. The interest expense adjustment is based on actual interest expense of $358,000. Borrowings were at an average interest rate of approximately 8.5%.

 (D) Provides $9,079,000 for income tax expense in connection with the loss on disposition of the Ophthalmology Business. The Company has not provided for an income tax benefit at statutory federal and state income tax rates because of permanent differences in the carrying amount of assets sold for tax and financial reporting purposes.

 (E) Provides $908,000 for income tax expense on the pro forma adjustments to results of operations of the Ophthalmology Business for the six months ended June 30, 1996.

(c)      Exhibits.

         2.1 Asset Purchase Agreement dated as of October 7, 1996 by and among EquiMed, Inc., Physicians Resource Group, Inc., and PRG Georgia, Inc.*

-------
*Filed previously.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUIMED, INC.
                                           (Registrant)

                                               /s/ William E. Pritts II
                                            -----------------------------------
Date: October 14, 1996                       By:    William E. Pritts II
                                            Title: Chief Financial Officer